Registration No.    2-84199
                    811-3762

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form N 1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No.

[X] Post-Effective Amendment No. 28

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X] Amendment No. 29

SMITH BARNEY AGGRESSIVE GROWTH FUND INC.
(Exact name of Registrant as Specified in Charter)

125 Broad Street, New York, New York  10004
(Address of Principal Executive Offices) (Zip Code)

(800) 451-2010
(Registrant's telephone number, including Area Code)

Robert I. Frenkel
300 First Stamford Place, Stamford, Connecticut 06902
(Name and address of agent for service)

Continuous
(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:


[X]     immediately upon filing pursuant to Rule 485(b)
[ ]     on _______ 2003 pursuant to Rule 485(b)
[ ]     60 days after filing pursuant to paragraph
(a)(1) of Rule 485(a)
[ ]     On (date) pursuant to paragraph (a)(1) of Rule 485
[ ]     75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]     On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box

[ ]     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being Registered: Common Stock

                                  PROSPECTUS



      -------------------------------------------------

                                 SMITH BARNEY
                          AGGRESSIVE GROWTH FUND INC.

      -------------------------------------------------

      Class A, B, L and Y Shares

      December 29, 2003




      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.


[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./r/

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

Smith Barney
Aggressive Growth Fund Inc.

  Contents



               Investments, risks and performance...........  2

               More on the fund's investments...............  7

               Management...................................  7

               Choosing a class of shares to buy............ 10

               Comparing the fund's classes................. 11

               Sales charge................................. 12

               More about deferred sales charges............ 15

               Buying shares................................ 16

               Exchanging shares............................ 17

               Redeeming shares............................. 18

               Other things to know about share transactions 21

               Distributions, dividends and taxes........... 23

               Share price.................................. 24

               Financial highlights......................... 25

                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks capital appreciation.

Principal Investment Strategies
Key investments The fund invests primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index. The fund may invest in the securities of large, well-known companies which offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the fund's assets may be invested in the securities of such companies.

Selection process The manager emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The manager focuses primarily, but not exclusively, on emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the fund acquires their stocks. When evaluating an individual stock, the manager considers whether the company may benefit from:

.. new technologies, products or services
.. new cost reducing measures
.. changes in management
.. favorable changes in government regulations


Smith Barney Aggressive Growth Fund Inc.

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

.. Stock prices decline generally
.. Small or medium capitalization companies fall out of favor with investors .. The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
.. A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock

Compared to mutual funds that focus only on large capitalization companies, the fund's share price may be more volatile because the fund also may invest a significant portion of its assets in small and medium capitalization companies.

Compared to large capitalization companies, small and medium capitalization companies are likely to have:

.. More limited product lines
.. Fewer capital resources
.. More limited management depth

Further, securities of small and medium capitalization companies are more likely to:

.. Experience sharper swings in market values
.. Be harder to sell at times and at prices the manager believes appropriate .. Offer potential for larger gains and losses

Who may want to invest The fund may be an appropriate investment if you:

.. Are seeking to participate in the long-term growth potential of small and medium capitalization companies
.. Currently have exposure to the stocks commonly held by large capitalization and value-oriented mutual funds and wish to broaden your investment portfolio .. Are willing to accept the risks of the stock market and the special risks of investing in smaller companies with more limited track records


                                                      Smith Barney Mutual Funds

Performance Information



The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, L and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.



                         Total Return--Class A Shares

                                    [CHART]

 1993    1994    1995   1996    1997    1998    1999    2000    2001    2002
------  ------  ------  -----  ------  ------  ------  ------  -----   ------
21.10%  (1.65)% 35.73%  2.72%  28.44%  35.08%  63.74%  19.12% (5.00)% (32.75)%

                     Calendar years ended December 31


Highest and Lowest Quarter Returns


(for periods shown in the bar chart)


Highest: 37.54% in 4th Quarter 1998


Lowest: (25.52)% in 2nd Quarter 2002


Year-to-date through 09/30/03: 23.30%






Smith Barney Aggressive Growth Fund Inc.

                         Average Annual Total Returns

                         (for periods ended 12/31/02)



                                                        Since   Inception
      Class A                 1 year 5 years 10 years inception   date
      Return Before Taxes   (36.11)%   9.84%  13.06%      n/a   10/24/83
      Return After Taxes
      on Distributions/(1)/ (36.11)%   9.71%  12.38%      n/a
      Return After Taxes
      on Distributions and
      Sale of Fund
      Shares/(1)/           (22.17)%   8.13%  10.95%      n/a
      Other Classes
      (Return Before
      Taxes Only)
      Class B               (36.64)%   9.94%  12.74%      n/a    11/6/92
      Class L               (34.58)%   9.92%     n/a   13.72%    5/13/93
      Class Y               (32.46)%  11.38%     n/a   12.32%    1/30/96
      Russell 3000 Growth
      Index/(2)/            (28.03)% (4.11)%   6.30%      n/a        n/a




/(1)/After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class L and Class Y shares will vary.


/(2)/The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the Index. An index does not reflect deductions for fees, expenses or taxes. Index comparison begins on 12/31/92.



                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you may pay if you invest in fund shares.

                               Shareholder fees

(fees paid directly from your investment)  Class A Class B Class L Class Y
Maximum sales charge (load) imposed
on purchases (as a % of offering price)     5.00%    None   1.00%   None
Maximum deferred sales charge (load)
(as a % of the lower of net asset value at
purchase or redemption)                     None*   5.00%   1.00%   None

                        Annual fund operating expenses


     (expenses deducted from fund assets)  Class A Class B Class L Class Y
     Management fees**                      0.80%   0.80%   0.80%   0.80%
     Distribution and service (12b-1) fees  0.25%   1.00%   1.00%    None
     Other expenses                         0.17%   0.23%   0.16%   0.01%
                                            -----   -----   -----   -----
     Total annual fund operating expenses   1.22%   2.03%   1.96%   0.81%
                                            =====   =====   =====   =====

 *You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**The fund has a fee schedule that reduces the investment advisory fee payable on assets in excess of $5 billion as follows: 0.60% on assets up to $5 billion; 0.575% on assets over $5 billion and up to and including $7.5 billion; 0.55% on assets over $7.5 billion and up to and including $10 billion; and 0.50% on assets in excess of $10 billion. "Management fees" includes the administration fee of 0.20% of assets payable to the fund's Manager.


Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

.. You invest $10,000 in the fund for the period shown
.. Your investment has a 5% return each year
.. You reinvest all distributions and dividends without a sales charge .. The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


Smith Barney Aggressive Growth Fund Inc.

                      Number of years you own your shares


                                      1 year 3 years 5 years 10 years
Class A (with or without redemption)   $618   $868   $1,137   $1,903
Class B (redemption at end of period)  $706   $937   $1,193   $2,150*
Class B (no redemption)                $206   $637   $1,093   $2,150*
Class L (redemption at end of period)  $397   $709   $1,147   $2,362
Class L (no redemption)                $297   $709   $1,147   $2,362
Class Y (with or without redemption)   $ 83   $259   $  450   $1,002


 *assumes conversion to Class A shares approximately eight years after purchase.


  More on the fund's investments

Foreign investments The fund may invest up to 10% of its net assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The fund's investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

  Management


Manager The fund's investment adviser and administrator is Smith Barney Fund Management LLC (the "manager"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and



                                                      Smith Barney Mutual Funds
charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.


Richard Freeman, investment officer of the manager and managing director of CGM, has been responsible for the day-to-day management of the fund's portfolio since its inception in October 1983. Mr. Freeman has more than 28 years of securities business experience, 20 years of which has been with the manager or its predecessors.



Management fees During the fiscal year ended August 31, 2003, the manager received an advisory fee and an administrative fee equal to 0.60% and 0.20%, respectively, of the fund's average daily net assets.


Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Global Fund Services and Primerica Shareholder Services to serve as the fund's sub-transfer agents (the "sub-transfer agents"). The sub-transfer agents will perform certain shareholder record keeping and accounting services.


Recent Developments The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the fund's manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In



Smith Barney Aggressive Growth Fund Inc.

connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended, eliminating those benefits in exchange for arrangements that included a one-time payment from the subcontractor.



The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.



CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.



CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter.



                                                      Smith Barney Mutual Funds

  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

.. If you plan to invest regularly or in large amounts, buying Class A shares, or if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses.
.. For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
.. Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class
  L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

.. A broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
.. The fund, but only if you are investing through certain qualified plans or Service Agents

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                            Initial           Additional
                                  Classes A, B, L   Class Y   All Classes
General                               $1,000      $15 million     $50
IRAs, Self Employed Retirement
Plans, Uniform Gifts or Transfers
to Minor Accounts                      $250       $15 million     $50
Qualified Retirement Plans*            $25        $15 million     $25
Simple IRAs                             $1            n/a         $1
Monthly Systematic Investment
Plans                                  $25            n/a         $25
Quarterly Systematic Investment
Plans                                  $50            n/a         $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.



Smith Barney Aggressive Growth Fund Inc.

  Comparing the fund's classes


Your Service Agent can help you decide which class meets your goals. The Service Agent receives different compensation depending upon which class you choose.


                     Class A          Class B        Class L            Class Y
Key features     .Initial sales   .No initial     .Initial sales . Noinitial or
                  charge           sales charge    charge is         deferred
                 .You may         .Deferred        lower than        sales charge
                  qualify for      sales charge    Class A           . Must invest
                  reduction or     declines over  .Deferred          at least $15
                  waiver of ini-   time            sales charge      million
                  tial sales      .Converts to     for only 1        . Lower
                  charge           Class A after   year              annual ex-
                 .Lower            8 years        .Does not          penses than
                  annual ex-      .Higher          convert to        the other
                  penses than      annual ex-      Class A           classes
                  Class B and      penses than    .Higher
                  Class L          Class A         annual ex-
                                                   penses than
                                                   Class A
--------------------------------------------------------------------------------------
Initial sales    Up to 5.00%;     None            1.00%          None
charge           reduced for
                 large purchases
                 and waived for
                 certain
                 investors. No
                 charge for
                 purchases of
                 $1,000,000 or
                 more
--------------------------------------------------------------------------------------
Deferred sales   1.00% on         Up to 5.00%     1.00% if you   None
charge           purchases of     charged when    redeem within
                 $1,000,000 or    you redeem      1 year of
                 more if you      shares. The     purchase
                 redeem within    charge is
                 1 year of        reduced over
                 purchase         time and there
                                  is no deferred
                                  sales charge
                                  after 5 years
--------------------------------------------------------------------------------------
Annual           0.25% of         1.00% of        1.00% of       None
distribution and average daily    average daily   average daily
service fees     net assets       net assets      net assets
--------------------------------------------------------------------------------------
Exchange         Class A shares   Class B shares  Class L shares Class Y shares
privilege*       of most Smith    of most Smith   of most Smith  of most Smith
                 Barney funds     Barney funds    Barney funds   Barney funds
--------------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.



                                                      Smith Barney Mutual Funds

  Sales charge

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

                                     Sales Charge Sales Charge Broker/Dealer
                                      as a % of    as a % of     Commission
                                       offering    net amount     as % of
   Amount of purchase                   price       invested   offering price
   Less than $25,000                     5.00         5.26          4.50
   $25,000 but less than $50,000         4.25         4.44          3.83
   $50,000 but less than $100,000        3.75         3.90          3.38
   $100,000 but less than $250,000       3.25         3.36          2.93
   $250,000 but less than $500,000       2.75         2.83          2.48
   $500,000 but less than $1,000,000     2.00         2.04          1.80
   $1,000,000 or more                     -0-          -0-       up to 1.00*

* A distributor pays up to 1.00% to a Service Agent.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.



Smith Barney Aggressive Growth Fund Inc.

Accumulationprivilege - lets you combine the current value of Class A shares owned

.. by you, or
.. by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letterof intent - lets you purchase Class A shares of the fund and other Smith
      Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

.. Employees of NASD members
.. Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
.. Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

.. Investors purchasing Class A shares through third party Section 529 college savings plans



Investors should notify their Service Agent if they are eligible for one of these sales charge waivers.


If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase   1st 2nd 3rd 4th 5th 6th through 8th
Deferred sales charge 5%  4%  3%  2%  1%        0%


Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.




                                                      Smith Barney Mutual Funds

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:             Shares issued:         Shares issued:
At initial                 On reinvestment of     Upon exchange from
purchase                   dividends and          another Smith Barney
                           distributions          mutual fund
Eight years after the date In same proportion     On the date the shares
of purchase payment        that the number of     originally acquired
                           Class B shares         would have converted
                           converting is to total into Class A shares
                           Class B shares you
                           own (excluding
                           shares issued as a
                           dividend)

Class L shares (available through certain Service Agents)

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2004.


Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares held by their clients.

Class Y shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.




Smith Barney Aggressive Growth Fund Inc.

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

.. Shares exchanged for shares of another Smith Barney fund
.. Shares representing reinvested distributions and dividends
.. Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

.. On payments made through certain systematic withdrawal plans
.. On certain distributions from a retirement plan
.. For involuntary redemptions of small account balances
.. For 12 months following the death or disability of a shareholder


In addition, the deferred sales charge on redemptions of Class A shares will be waived on redemptions of shares by third party Section 529 college savings plans.


If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.



                                                      Smith Barney Mutual Funds

  Buying shares

       Through a You should contact your Service Agent to open a bro-Service Agent kerage account and make arrangements to buy shares.

                 If you do not provide the following information, your order will be rejected:

                 . Class of shares being bought
                 . Dollar amount or number of shares being bought

                 Your Service Agent may charge an annual account
                 maintenance fee.
 ------------------------------------------------------------------------------
     Through the Qualified retirement plans and certain other investors fund who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                 . Write to the fund at the following address:
                     Smith Barney Aggressive Growth Fund Inc.
                     (Specify class of shares)
                     c/o PFPC Global Fund Services
                     P.O. Box 9699
                     Providence, RI 02940-9699
                 . Enclose a check made payable to the fund to pay for
                   the shares. For initial purchases, complete and send
                   an account application
                 . For more information, please call Smith Barney
                   Shareholder Services at 1-800-451-2010
 ------------------------------------------------------------------------------
       Through a You may authorize your Service Agent or the applicable systematic sub-transfer agent to transfer funds automatically from investment plan (i) a regular bank account, (ii) cash held in a broker-
                 age account opened with a Service Agent or
                 (iii) certain money market funds, in order to buy shares on a regular basis.

                 . Amounts transferred should be at least: $25 monthly
                   or $50 quarterly
                 . If you do not have sufficient funds in your account
                   on a transfer date, your Service Agent or the appli-cable sub-transfer agent may charge you a fee

                 For more information, contact your Service Agent or the trans-fer agent or consult the SAI.



Smith Barney Aggressive Growth Fund Inc.

  Exchanging shares

 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the Smith Barney fund into which you help meet the are exchanging. An exchange is a taxable transaction. varying needs of both large and . You may exchange shares only for shares of the
     small investors   same class of another Smith Barney fund. Not all
                       Smith Barney funds offer all classes.
                     . Not all Smith Barney funds may be offered in your
                       state of residence. Contact your Service Agent or the
                       transfer agent for further information.
                     . Exchanges of Class A, Class B and Class L shares are
                       subject to minimum investment requirements
                       (except for systematic investment plan exchanges),
                       and all shares are subject to the other requirements
                       of the fund into which exchanges are made.
                     . If you hold share certificates, the applicable sub-
                       transfer agent must receive the certificates endorsed
                       for transfer or with signed stock powers (documents
                       transferring ownership of certificates) before the
                       exchange is effective.
                     . The fund may suspend or terminate your exchange
                       privilege if you engage in an excessive pattern of
                       exchanges.
-------------------------------------------------------------------------------
           Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
             charges
                     Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you ex-change at any time into a fund with a lower charge, the sales charge will not be reduced.
-------------------------------------------------------------------------------
        By telephone If you do not have a brokerage account with a Service
                     Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
                     Stock Exchange is open. For clients of a PFS Invest-ments Inc. Registered Representative, call Primerica



                                                      Smith Barney Mutual Funds

                 Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other share-holders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                 (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                 You can make telephone exchanges only between ac-counts that have identical registrations.
         -------------------------------------------------------------
         By mail If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at its address on the following page.

  Redeeming shares

       Generally Contact your Service Agent to redeem shares of the fund.

                 If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.



Smith Barney Aggressive Growth Fund Inc.

     ----------------------------------------------------------------------
          By mail For accounts held directly at the fund, send written requests to the fund at the applicable address:

                  For clients of a PFS Investments Inc. Registered Repre-sentative, write to Primerica Shareholder Services at the following address:

                      Primerica Shareholder Services
                      P.O. Box 9662
                      Providence, RI 02940-9662

                  For all other investors, send your request to PFPC Global Fund Services at the following address:

                      Smith Barney Aggressive Growth Fund Inc.
                      (Specify class of shares)
                      c/o PFPC Global Fund Services
                      P.O. Box 9699
                      Providence, RI 02940-9699

                  Your written request must provide the following:

                  . The name of the fund and account number
                  . The class of shares and the dollar amount or num-
                    ber of shares to be redeemed
                  . Signatures of each owner exactly as the account is
                    registered
     ----------------------------------------------------------------------
     By telephone If you do not have a brokerage account with a Service
                  Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone re-demptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
                  (Eastern time). All other shareholders should call
                  Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Re-quests received after the close of regular trading on the Exchange are priced at the net asset value next de-termined.




                                                      Smith Barney Mutual Funds

                 Your redemption proceeds can be sent by check to
                 your address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your author-
                 ization form. You must submit a new authorization
                 form to change the bank account designated to receive
                 wire or electronic transfers and you may be asked to
                 provide certain other documents. A sub-transfer agent
                 may charge a fee on a wire or an electronic transfer
                 (ACH).
--------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value
                 of at least $10,000 ($5,000 for retirement plan ac-
                 counts) and each automatic redemption must be at
                 least $50. If your shares are subject to a deferred sales
                 charge, the sales charge will be waived if your auto-
                 matic payments do not exceed 1% per month of the
                 value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 . Your shares must not be represented by certificates
                 . All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.



Smith Barney Aggressive Growth Fund Inc.

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

.. Name of the fund
.. Account number
.. Class of shares being bought, exchanged or redeemed
.. Dollar amount or number of shares being bought, exchanged or redeemed .. Signature of each owner exactly as the account is registered


The fund's sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the sub-transfer agents will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

.. Are redeeming over $50,000
.. Are sending signed share certificates or stock powers to the applicable sub-transfer agent
.. Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
.. Changed your account registration
.. Want the check paid to someone other than the account owner(s)
.. Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

.. Suspend the offering of shares
.. Waive or change minimum and additional investment amounts
.. Reject any purchase or exchange order
.. Change, revoke or suspend the exchange privilege
.. Suspend telephone transactions



                                                      Smith Barney Mutual Funds

.. Suspend or postpone redemptions of shares on any day when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
.. Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.





Smith Barney Aggressive Growth Fund Inc.

  Distributions, dividends and taxes


Dividends and distributions The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.



Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.



Transaction                          Federal tax status
Redemption or exchange of shares     Usually capital gain or loss; long-
                                     term only if shares owned more
                                     than one year
Long-term capital gain distributions Long-term capital gain
Dividends                            Ordinary income, potentially
                                     taxable at long-term capital gain
                                     rates



Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.




                                                      Smith Barney Mutual Funds

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


  Share price


You may buy, exchange or redeem shares at their net asset value, plus applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities using fair value procedures approved by the fund's board. The fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated. A fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent of the fund before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.



Smith Barney Aggressive Growth Fund Inc.

  Financial highlights


The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).


  For a Class A share of capital stock outstanding throughout each year ended August 31:


                               2003/(1)/ 2002/(1)/ 2001/(1)/ 2000(1)  1999(1)
------------------------------------------------------------------------------
Net asset value, beginning
 of year                        $62.24   $ 91.46   $110.53   $ 67.73  $ 33.78
------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss             (0.58)    (0.71)    (0.79)    (0.59)   (0.48)
 Net realized and unrealized
  gain (loss)                    16.70    (28.51)   (18.28)    44.11    35.31
------------------------------------------------------------------------------
Total income (loss) from
 operations                      16.12    (29.22)   (19.07)    43.52    34.83
------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                 --        --        --     (0.72)   (0.88)
------------------------------------------------------------------------------
Total distributions                 --        --        --     (0.72)   (0.88)
------------------------------------------------------------------------------
Net asset value, end of year    $78.36   $ 62.24   $ 91.46   $110.53  $ 67.73
------------------------------------------------------------------------------
Total return                     25.90%   (31.95)%  (17.25)%   64.91%  104.42%
------------------------------------------------------------------------------
Net assets, end of
 year (millions)                $2,332   $ 1,639   $ 1,952   $ 1,731  $   690
------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                         1.22%     1.21%     1.17%     1.14%    1.18%
 Net investment loss             (0.86)    (0.88)    (0.80)    (0.66)   (0.89)
------------------------------------------------------------------------------
Portfolio turnover rate              1%        1%        0%        1%       8%
------------------------------------------------------------------------------


/(1)/Per share amounts have been calculated using the monthly average shares method.



                                                      Smith Barney Mutual Funds

  For a Class B share of capital stock outstanding throughout each year ended August 31:


                               2003/(1)/ 2002/(1)/ 2001/(1)/ 2000(1)  1999(1)
------------------------------------------------------------------------------
Net asset value, beginning
 of year                        $57.19   $ 84.73   $103.24   $ 63.82  $ 32.12
------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss             (1.03)    (1.26)    (1.48)    (1.23)   (0.87)
 Net realized and unrealized
  gain (loss)                    15.27    (26.28)   (17.03)    41.37    33.45
------------------------------------------------------------------------------
Total income (loss) from
 operations                      14.24    (27.54)   (18.51)    40.14    32.58
------------------------------------------------------------------------------
Less distributions from:
 Realized gains                     --        --        --     (0.72)   (0.88)
------------------------------------------------------------------------------
Total distributions                 --        --        --     (0.72)   (0.88)
------------------------------------------------------------------------------
Net asset value, end of year    $71.43   $ 57.19   $ 84.73   $103.24  $ 63.82
------------------------------------------------------------------------------
Total return                     24.90%   (32.50)%  (17.93)%   63.58%  102.78%
------------------------------------------------------------------------------
Net assets, end
 of year (millions)             $1,984   $ 1,542   $ 1,893   $ 1,485  $   470
------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                         2.03%     2.03%     1.99%     1.94%    2.00%
 Net investment loss             (1.67)    (1.70)    (1.62)    (1.47)   (1.70)
------------------------------------------------------------------------------
Portfolio turnover rate              1%        1%        0%        1%       8%
------------------------------------------------------------------------------

/(1)/Per share amounts have been calculated using the monthly average shares method.

  For a Class L share of capital stock outstanding throughout each year ended August 31:


                               2003(1) 2002/(1)/ 2001/(1)/ 2000(1)  1999(1)
----------------------------------------------------------------------------
Net asset value, beginning
 of year                       $57.44  $ 85.03   $103.54   $ 63.99  $ 32.19
----------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss            (0.99)   (1.20)    (1.44)    (1.24)   (0.84)
 Net realized and unrealized
  gain (loss)                   15.34   (26.39)   (17.07)    41.51    33.52
----------------------------------------------------------------------------
Total income (loss) from
 operations                     14.35   (27.59)   (18.51)    40.27    32.68
----------------------------------------------------------------------------
Less distributions from:
 Net realized gains                --       --        --     (0.72)   (0.88)
----------------------------------------------------------------------------
Total distributions                --       --        --     (0.72)   (0.88)
----------------------------------------------------------------------------
Net asset value, end of year   $71.79  $ 57.44   $ 85.03   $103.54  $ 63.99
----------------------------------------------------------------------------
Total return                    24.98%  (32.45)%  (17.88)%   63.62%  102.87%
----------------------------------------------------------------------------
Net assets, end of
 year (millions)               $1,415  $ 1,076   $ 1,286   $   696  $   162
----------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                        1.96%    1.95%     1.94%     1.94%    1.94%
 Net investment loss            (1.60)   (1.62)    (1.57)    (1.46)   (1.64)
----------------------------------------------------------------------------
Portfolio turnover rate             1%       1%        0%        1%       8%
----------------------------------------------------------------------------

/(1)/Per share amounts have been calculated using the monthly average shares method.





Smith Barney Aggressive Growth Fund Inc.

  For a Class Y share of capital stock outstanding throughout each year ended August 31:


                                   2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
------------------------------------------------------------------------------------
Net asset value, beginning
 of year                            $63.81   $ 93.38   $112.46   $ 68.69   $ 34.13
------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                 (0.30)    (0.41)    (0.45)    (0.30)    (0.29)
 Net realized and unrealized
  gain (loss)                        17.16    (29.16)   (18.63)    44.79     35.73
------------------------------------------------------------------------------------
Total income (loss) from
 operations                          16.86    (29.57)   (19.08)    44.49     35.44
------------------------------------------------------------------------------------
Less distributions from:
 Realized gains                         --        --        --     (0.72)    (0.88)
------------------------------------------------------------------------------------
Total distributions                     --        --        --     (0.72)    (0.88)
------------------------------------------------------------------------------------
Net asset value, end of year        $80.67   $ 63.81   $ 93.38   $112.46   $ 68.69
------------------------------------------------------------------------------------
Total return                         26.42%   (31.67)%  (16.97)%   65.42%   105.15%
------------------------------------------------------------------------------------
Net assets, end of year (millions)  $  876   $   178   $   200   $   219   $   172
------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                             0.81%     0.82%     0.82%     0.82%     0.82%
 Net investment loss                 (0.43)    (0.49)    (0.45)    (0.34)    (0.53)
------------------------------------------------------------------------------------
Portfolio turnover rate                  1%        1%        0%        1%        8%
------------------------------------------------------------------------------------


/(1)/Per share amounts have been calculated using the monthly average shares method.



                                                      Smith Barney Mutual Funds

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/r/

Smith Barney Aggressive
Growth Fund Inc.


Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.


Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, (or for clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544- 5445) or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor its distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.



Your Serious Money. Professionally Managed. is a registered service mark of Citigroup Global Markets Inc.


(Investment Company Act
file no. 811-03762)

FD01060 12/03

                               December 29, 2003




                      STATEMENT OF ADDITIONAL INFORMATION

                   SMITH BARNEY AGGRESSIVE GROWTH FUND INC.

                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010


   This Statement of Additional Information (the "SAI") is not a prospectus and is meant to be read in conjunction with the current prospectus of the Smith Barney Aggressive Growth Fund Inc. (the "fund"), dated December 29, 2003, and is incorporated by reference in its entirety into the fund's prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders, which are incorporated herein by reference. A prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a PFS Investments Inc. ("PFSI") Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a "Service Agent"), or by writing or calling the fund at the address or telephone number set forth above.


                               TABLE OF CONTENTS


Investment Objective and Management Policies...............................   2
Directors and Officers.....................................................   7
Investment Management and Other Services...................................  11
Purchase of Shares.........................................................  18
PFS Investments Accounts...................................................  23
Redemption of Shares.......................................................  24
Valuation of Shares........................................................  28
Exchange Privilege.........................................................  28
Performance Data...........................................................  30
Taxes......................................................................  32
Additional Information.....................................................  36
Financial Statements.......................................................  37
Other Information..........................................................  37
Appendix A.  Proxy Voting Policies and Procedures.......................... A-1

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


   The fund's prospectus discusses the fund's investment objective and policies. The following discussion supplements the description of the fund's investment policies in the prospectus. Smith Barney Fund Management LLC ("SBFM" or the "manager") serves as investment adviser and administrator to the fund.


   The investment objective of the fund is capital appreciation. Although the fund may receive current income from dividends, interest and other sources, income is only an incidental consideration of the fund. The fund attempts to achieve its investment objective by investing primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index. Although the manager anticipates that the assets of the fund ordinarily will be invested primarily in common stocks of U.S. companies, the fund may invest in convertible securities, preferred stocks, securities of foreign issuers, warrants and restricted securities. In addition, when the manager believes that market conditions warrant, the fund may invest for temporary defensive purposes in any type of money market instruments and short-term debt securities or cash. The fund is also authorized to borrow up to 5% of its total assets for extraordinary or emergency purposes, and may borrow up to 33 1/3% of its total assets less liabilities, for leveraging purposes. See "Leveraging."

   Certain Risk Considerations. Securities of the kinds of companies in which the fund invests may be subject to significant price fluctuation and above-average risk. In addition, companies achieving an earnings growth rate higher than that of S&P 500 companies tend to reinvest their earnings rather than distribute them. As a result, the fund is not likely to receive significant dividend income on its portfolio securities. Accordingly, an investment in the fund should not be considered as a complete investment program and may not be appropriate for all investors.

   Convertible Securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

   As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

   Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

   Foreign Securities. The fund may invest up to 10% of its net assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The fund's investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the fund, including the withholding of dividends. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

   Index-Related Securities. The fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index ("Equity Equivalents"). Such Equity Equivalents include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

   Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund's assets across a broad range of equity securities.

   To the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders of the fund that invests in Equity Equivalents may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund's investments in such investment companies are subject to limitations under the Investment Company Act of 1940, as amended ("the 1940 Act") and market availability.

   The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalents is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

   Repurchase Agreements. The fund will enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The manager reviews on an ongoing basis the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risk.

   Lending of Portfolio Securities. The fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, will be consistent with applicable regulatory requirements. The fund may not lend its portfolio securities to Citigroup Global Markets Inc. ("CGM") or its affiliates unless it has applied for and received specific authority from the Securities and Exchange Commission (the "SEC"). Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities") which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the fund may return to the borrower and/or a third party, which is unaffiliated with the fund or with CGM, and is acting as a "finder," a part of the interest earned from the investment of collateral received for securities loaned.

   Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "TAXES" below).

   In lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value;
(e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the fund's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk.

   Warrants. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

   Restricted Securities. Restricted securities are those that may not be sold publicly without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). For that reason, the fund may not be able to dispose of restricted securities at a time when, or at a price at which, it desires to do so and may have to bear expenses associated with registering the securities. At any one time, the fund's aggregate holdings of restricted securities, repurchase agreements having a duration of more than five business days, and securities lacking readily available market quotations will not exceed 15% of the fund's net assets.


   Portfolio Turnover. The fund's investment policies may result in its experiencing a greater portfolio turnover rate than those of investment companies that seek to produce income or to maintain a balanced investment position. Although the fund's portfolio turnover rate cannot be predicted and will vary from year to year, the manager expects that the fund's annual portfolio turnover rate will not exceed 100%. A 100% portfolio turnover rate would occur if all securities in the fund's portfolio were replaced once during a period of one year. A higher rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income. For the 2002 and 2003 fiscal years, the fund's portfolio turnover rates were 1% and 1%, respectively.


   Money Market Instruments. The fund may invest for defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments in which the fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments.

Investment Restrictions

   The fund has adopted the investment restrictions below for the protection of shareholders. Restrictions 1 through 7 may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy or (b) more than 50% of the fund's outstanding shares. The fund may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, as amended, in disposing of portfolio securities.

      6. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from:
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      7. Borrow money except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      9. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      10. Invest more than 5% of the value of its net assets (valued at the lower of cost or market) in warrants, of which no more than 2% of net assets may be invested in warrants not listed on the NYSE or the AMEX. The acquisition of warrants attached to other securities is not subject to this restriction.

      11. Purchase, sell or write put, call, straddle or spread options.

      12. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.

      13. Invest in companies for the purpose of exercising management or control.

      14. Invest more than 5% of the value of its total assets in securities of issuers having a record of fewer than three years of continual operation except that the restriction will not apply to U.S. government securities. (For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners, and guarantors of underlying assets.)

   Certain restrictions listed above permit the fund without shareholder approval to engage in investment practices that the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI, and any future change in these practices would require Board approval. If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                            DIRECTORS AND OFFICERS


   The business and affairs of the fund are managed under the direction of its Board of Directors. The names of the Directors and officers of the fund, together with information as to their principal business occupations during the past five years, are set forth below. The officers of the fund are employees of organizations that provide services to the fund.



                                                                                                   Number of
                                        Term of                                                   Portfolios
                                      Office* and                    Principal                    in the Fund     Other
                          Position(s)  Length of                   Occupation(s)                    Complex   Directorships
                           Held with     Time                       During Past                    Overseen      Held by
Name, Address and Age        Fund       Served                      Five Years                    by Director   Director
---------------------     ----------- ----------- ----------------------------------------------- ----------- -------------
NON-INTERESTED DIRECTORS:

Paul Ades                  Director      Since    Law Firm of Paul R. Ades PLLC (since 2000);          15         None
Paul R. Ades, PLLC                        1983    Partner in Law Firm of Murov & Ades, Esq.
181 West Main Street,
 Suite C
Babylon, NY 11702
Age 63

Herbert Barg               Director      Since    Retired                                              42         None
1460 Drayton Lane                         1983
Wynnewood, PA 19096
Age 80

Dwight B. Crane            Director      Since    Professor, Harvard Business School                   49         None
Harvard Business School                   1994
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Frank G. Hubbard           Director      Since    President of Avatar International Inc.               15         None
Avatar International Inc.                 1994    (business development) (since 1998);
87 Whittredge Road                                Vice President of S&S Industries
Summit, NJ 07901                                  (chemical distribution) (1995-1998)
Age 66

Jerome H. Miller           Director      Since    Retired                                              15         None
c/o R. Jay Gerken                         1998
Citigroup Asset
 Management ("CAM")
399 Park Avenue, 4th
 floor
New York, NY 10022
Age 65

Ken Miller                 Director      Since    President of Young Stuff Apparel Group Inc.          15         None
Young Stuff Apparel                       1983    (since 1963)
 Group Inc.
1407 Broadway, 6th
Floor Suite 610
New York, NY 10018
Age 61

INTERESTED DIRECTOR:

R. Jay Gerken**            Chairman,     Since    Managing Director of CGM; Chairman,                 219         None
CAM                        President      2002    President and Chief Executive Officer of SBFM,
399 Park Avenue, 4th       and Chief              Travelers Investment Adviser, Inc. ("TIA") and
 floor                     Executive              Citi Fund Management Inc. ("CFM"); President
New York, NY 10022         Officer                and Chief Executive Officer of certain mutual
Age 52                                            funds associated with Citigroup Inc.; Formerly,
                                                  Portfolio Manager of Smith Barney Allocation
                                                  Series Inc. (from 1996-2001) and Smith Barney
                                                  Growth and Income Fund (from 1996-2001)

--------

* Each Director and officer serves until his or her respective successor has been duly elected and qualified.


** Mr. Gerken is an "interested person," as defined in the 1940 Act, because he is an officer of SBFM and certain of its affiliates.

                                                                                                         Number of
                                            Term of                                                     Portfolios
                                          Office* and                     Principal                     in the Fund     Other
                            Position(s)    Length of                    Occupation(s)                     Complex   Directorships
                             Held with       Time                        During Past                     Overseen      Held by
Name, Address and Age          Fund         Served                       Five Years                     by Director   Director
---------------------     --------------- ----------- ------------------------------------------------- ----------- -------------
OFFICERS:

Andrew B. Shoup           Senior Vice        Since    Director of CAM; Chief Administrative Officer of      N/A          N/A
CAM                       President and       2003    mutual funds associated with Citigroup Inc.; Head
125 Broad Street, 11th    Chief                       of International Funds Administration of CAM
 Floor                    Administrative              from 2001 to 2003; Director of Global Funds
New York, NY 10004        Officer                     Administration of CAM from 2000 to 2001; Head
Age 47                                                of U.S. Citibank Funds Administration of CAM
                                                      from 1998 to 2000.

Richard L. Peteka         Chief Financial    Since    Director of CGM; Chief Financial Officer and          N/A          N/A
CAM                       Officer and         2002    Treasurer of certain mutual funds associated
125 Broad Street, 11th    Treasurer                   with Citigroup Inc.; Director and Head of
 Floor                                                Internal Control for CAM U.S. Mutual Fund
New York, NY 10004                                    Administration from 1999-2002; Vice President,
Age 41                                                Head of Mutual Fund Administration and
                                                      Treasurer at Oppenheimer Capital from 1996-
                                                      1999

Richard A. Freeman        Vice President     Since    Managing Director of CGM and Investment               N/A          N/A
CAM                       and Investment      1983    Officer of SBFM
399 Park Avenue           Officer
New York, NY 10022
Age 49

Martin Hanley             Investment         Since    Managing Director of CGM and Investment               N/A          N/A
CAM                       Officer             2001    Officer of SBFM
399 Park Avenue
New York, NY 10022
Age 36

Kaprel Ozsolak            Controller         Since    Vice President of CGM; Controller of certain          N/A          N/A
CAM                                           2002    funds associated with Citigroup
125 Broad Street, 9th
 Floor
New York, NY 10004
Age 37

Robert I. Frenkel         Secretary and      Since    Managing Director and General Counsel, Global         N/A          N/A
CAM                       Chief Legal         2003    Mutual Funds for CAM (since 1994); Secretary
300 First Stamford Place  Officer                     of Citi Fund Management Inc.; Secretary and
4th Floor                                             Chief Legal Officer of certain mutual funds
Stamford, CT 06902                                    associated with Citigroup Inc.
Age 48

Marianne Motley           Assistant          Since    Director of Mutual Fund Administration for            N/A          N/A
CAM                       Treasurer           2000    CGM (since 1994).
125 Broad Street, 10th
Floor
New York, NY 10004
Age 43

Thomas C. Mandia CAM 300  Assistant          Since    Director of CAM; Assistant Secretary of certain
First Stamford Place      Secretary           2003    funds associated with Citigroup
Stamford, CT 06902 Age 42

Rosemary D. Emmens        Assistant          Since    Director and Associate General Counsel, CAM           N/A          N/A
CAM                       Secretary           2002    (since 1998); Counsel, The Dreyfus Corporation
300 First Stamford Place                              (from 1995 to 1998).
4th Floor
Stamford, CT 06902
Age 33

                                                                                                    Number of
                                           Term of                                                 Portfolios
                                         Office* and                   Principal                   in the Fund     Other
                             Position(s)  Length of                  Occupation(s)                   Complex   Directorships
                              Held with     Time                      During Past                   Overseen      Held by
Name, Address and Age           Fund       Served                     Five Years                   by Director   Director
---------------------        ----------- ----------- --------------------------------------------- ----------- -------------
OFFICERS:

Harris Goldblat              Assistant      Since    Director and Associate General Counsel, CAM       N/A          N/A
CAM                          Secretary       2002    (since 2000); Associate, Stroock & Stroock &
300 First Stamford Place                             Lavan LLP (from 1997 to 2000).
4th Floor
Stamford, CT 06902
Age 33

Steven Frank                 Assistant      Since    Vice President of CGM; Accounting Manager         N/A          N/A
CAM                          Controller      2001    and Assistant Vice President
125 Broad Street, 11th Floor
New York, NY 10004
Age 34

Wendy Setnicka               Assistant      Since    Assistant Vice President of CGM; Assistant        N/A          N/A
CAM                          Controller      2002    Vice President, Credit Swiss Asset Management
125 Broad Street, 11th Floor                         (1993-1998)
New York, NY 10004
Age 35

Andrew Beagley               Chief Anti-    Since    Director, CGM (since 2000); Director of           N/A          N/A
CAM                          Money           2002    Compliance, North America, Citigroup Asset
399 Park Avenue              Laundering              Management (since 2000); Director of
New York, NY 10022           Compliance              Compliance, Europe, the Middle East and
Age 40                       Officer                 Africa, Citigroup Asset Management (from
                                                     1999 to 2000); Compliance Officer, Salomon
                                                     Brothers Asset Management Limited, Smith
                                                     Barney Global Capital Management Inc.,
                                                     Salomon Brothers Asset Management Asia
                                                     Pacific Limited (from 1997 to 1999).



--------

* Each Director and officer serves until his or her respective successor has been duly elected and qualified.



   For the calendar year ended December 31, 2002, the Directors beneficially owned equity securities of the fund within the dollar ranges presented in the table below:



                                                    Aggregate Dollar Range
                                     Dollar Range   of Equity Securities In
                                       of Equity     Registered Investment
                                     Securities in   Companies Overseen by
     Name of Director                  the Fund            Director
     ----------------               --------------- -----------------------
     Paul R. Ades..................            None       Over $100,000
     Herbert Barg..................            None          None
     Dwight B. Crane...............            None    $50,001-$100,000
     R. Jay Gerken................. $10,001-$50,000       Over $100,000
     Frank G. Hubbard..............      $1-$10,000    $50,001-$100,000
     Jerome H. Miller..............      $1-$10,000       $1.00-$10,000
     Ken Miller.................... $10,001-$50,000     $10,001-$50,000





   As of December 31, 2002, none of the above Directors who are not "interested persons" of the fund or the manager under the 1940 Act ("Independent Directors"), or their immediate family members, owned beneficially or of record any securities of the manager or a principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager or a principal underwriter of the fund.

   The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors, namely Messrs. Ades, Barg, Crane, Hubbard,J Miller and K. Miller.





   The Audit Committee oversees the scope of the fund's audit, the fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors for their ratification, the selection, appointment, retention or termination of the fund's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent auditors to its Manager and any affiliated service providers if the engagement relates directly to the fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met twice.


   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.


   No officer, director or employee of CGM or any of its affiliates receives any compensation from the fund for serving as an officer or Director of the fund. The fund pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $22,500 per annum plus $2,900 per meeting attended and reimburses travel and out-of-pocket expenses. During the calendar year ended December 31, 2002, such expenses totaled $7,251. The Directors of the fund were paid the following compensation for the respective periods:



                                    Pension or      Total        Number of
                      Aggregate     Retirement   Compensation    Funds for
                    Compensation     Benefits     from Fund     Which Person
                      from Fund     Accrued as   Complex for   Serves within
                   For Fiscal Year Part of Fund Calendar Year   Fund Complex
  Name of Person   Ended 08/31/03    Expenses   Ended 12/31/02 as of 08/31/03
  --------------   --------------- ------------ -------------- --------------
  Paul R. Ades....     $7,006          $ 0         $ 56,050          15
  Herbert Barg....      7,206            0          119,450          42
  Dwight B. Crane.      7,000            0          152,200          49
  R. Jay Gerken...         --           --               --         219
  Frank G. Hubbard      7,006            0           56,050          15
  Jerome Miller...      7,006            0           56,050          15
  Ken Miller......      7,006            0           56,050          15





   During the year in which they reach age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. Mr. Barg will become a Director Emeritus effective as of December 31, 2003. During the fund's last fiscal year, aggregate compensation paid by the fund to Directors Emeritus totaled $9,780.



   As of December 2, 2003, the Directors and officers of the fund as a group owned less than 1% of the outstanding shares of the fund.

   To the best knowledge of the fund, as of December 2, 2003, the following shareholders or "groups" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following classes:



Class Percent                 Name                             Address
----- -------  ----------------------------------- --------------------------------
  A   17.8846% PFPC Brokerage Services             FBO Primerica Financial Services
                                                   211 South Gulph Road
                                                   King of Prussia, PA 19406

  B   21.6456% PFPC Brokerage Services             FBO Primerica Financial Services
                                                   211 South Gulph Road
                                                   King of Prussia, PA 19406

  Y   65.6304% State Street Bank and Trust Company FBO Citigroup 401k Plan
                                                   105 Rosemont Avenue
                                                   Westwood, MA 02090

  Y    9.3487% Smith Barney Concert Series         State Street Bank
               SB Allocation High Growth           Attn: James Casey
                                                   61 Broadway
                                                   New York, NY 10006

  Y    6.9661% Northern Trust Co Trustee           FBO Kohler Co and Subsidiaries
                                                   Master Ret TR
                                                   P.O. Box 92956
                                                   Chicago, IL 60675

  Y    5.7837% New York Metropolitan Tran Auth 457 Wells Fargo Bank NA West TTEE
               401k Def Comp Plans                 c/o Fascorp
                                                   8515 E Orchard RF Apt 2T2
                                                   Greenwood Village, CO 80111

  Y    5.2870% State Street Bank and Trust Company FBO Travelers 401k Plan
                                                   105 Rosemont Avenue
                                                   Westwood, MA 02090




                   INVESTMENT MANAGEMENT AND OTHER SERVICES

   SBFM serves as investment adviser to the fund pursuant to an investment advisory agreement (the "investment advisory agreement") with the fund, which was approved by the fund's Board of Directors, including a majority of the Independent Directors. The manager is an indirect wholly-owned subsidiary of Citigroup Inc. Subject to the supervision and direction of the fund's Board of Directors, the manager manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places purchase and sale orders for portfolio transactions for the fund, and employs professional portfolio managers and securities analysts who provide research services to the fund.


   SBFM (through its predecessor entities) has been in the investment advisory business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of September 30, 2003 in excess of $110.4 billion.

   The fund pays an investment advisory fee which is calculated daily and payable monthly according to the following schedule:



                                                               Investment
  Average Daily Net Assets                                  Advisory Fee Rate
  ------------------------                                  -----------------
  Up to $5 billion.........................................       0.600%
  In excess of $5 billion and up to and including $7.5
    billion................................................       0.575%
  In excess of $7.5 billion and up to and including $10
    billion................................................       0.550%
  Over $10 billion.........................................       0.500%



   The investment advisory fee was reduced effective as of November 1, 2003. For the 2001, 2002 and 2003 fiscal years, the fund incurred $31,008,541, $35,274,611 and $31,937,600, respectively, in investment advisory fees.



   The investment advisory agreement for the fund has an initial term of two years and continues in effect, from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund's Board or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Directors, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the fund's outstanding shares (as defined in the 1940
Act). In approving the continuation of the investment advisory agreement, the Board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The Board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from broker-dealers who execute transactions on behalf of the fund. The Board also noted that a proposal to reduce the fund's investment advisory fee was also integral to their decision. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the investment advisory agreement was in the best interests of the fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Investment Advisory Agreement on 60 days' written notice without penalty. The investment advisory agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).


   SBFM also serves as administrator to the fund pursuant to a written administration agreement (the "Administration Agreement"). Subject to the supervision and direction of the Board, SBFM assists in supervising all aspects of the fund's operations, supplies the fund with office facilities (which may be SBFM's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund,
(ii) applicable contingent deferred sales charges and similar fees and charges and (iii) distribution fees, internal auditing and legal services, executive and administrative services, and stationary and office supplies; and prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities. The Administrative Agreement continues automatically for successive annual periods, provided such continuance is approved at least annually by the Board of Directors and by a majority of the Independent Directors, with such Independent Directors casting votes in person at a meeting called for such purpose. SBFM pays the salary of any officer and employee who is employed by SBFM and the fund, and bears all expenses in connection with the performance of its services.


   As compensation for administrative services rendered to the fund, SBFM receives a fee computed daily and paid monthly at the annual rate of 0.20% of the fund's average daily net assets. For the 2001, 2002 and 2003 fiscal years, the fund paid SBFM $10,336,180, $11,758,204 and $10,645,867, respectively, in administration fees.

   The fund bears expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Independent Directors, SEC fees and state blue sky qualification fees; charges of custodians; transfer and dividend disbursing agent's fees; the fund's and Board members' proportionate share of insurance premiums; professional association dues and/or assessments; outside auditing and legal expenses; costs of maintenance of the fund's legal existence; costs attributable to investor services, including allocated telephone and personnel expenses; fees for necessary professional and brokerage services; fees for any pricing service; and costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, shareholders' reports and meetings of the officers or Board and any extraordinary expenses.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriters have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   Copies of the Codes of Ethics of the fund, its investment adviser and principal underwriters are on file with the SEC.


Proxy Voting Guidelines & Procedures



   Although individual board members may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.



   Attached as Appendix A is a summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund's investment objectives.


Distributors

   CGM, located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, Inc. ("PFS Distributors"), located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001, serve as the Fund's distributors pursuant to separate written agreements (the "distribution agreements"), which were approved by the fund's Board of Directors and by a majority of the Independent Directors, with such Independent Directors casting votes in person at a meeting called for such purpose. These distribution agreements replace a distribution agreement with CFBDS, Inc.

   CGM and PFS Distributors may be deemed to be underwriters for purposes of the 1933 Act. From time to time, CGM or PFS Distributors or their affiliates may also pay for certain non-cash sales incentives provided to PFSI Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described below, PFS Distributors may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFSI Registered Representatives that sell shares of the fund.

Initial Sales Charges

   The aggregate dollar amount of commissions on Class A and Class L shares received by CGM and its affiliates were as follows:

  Class A Shares (paid to CGM)

   For the fiscal year ended August 31:

           2003......................................... $ 3,156,538
           2002......................................... $18,684,477
           2001......................................... $21,834,000




  Class A Shares (paid to PFS and/or PFSI)

   For the fiscal year ended August 31:

           2003......................................... $  5,279,462
           2002......................................... $  6,917,477
           2001......................................... $  4,567,395




  Class L Shares (paid to CGM)

   For the fiscal year ended August 31:

           2003......................................... $ 1,952,000
           2002......................................... $ 5,176,000
           2001......................................... $ 6,063,000




Deferred Sales Charges

  Class A Shares (paid to CGM)

   For the fiscal year ended August 31:

           2003......................................... $    18,000
           2002......................................... $   119,000
           2001......................................... $    78,000




  Class B Shares (paid to CGM)

   For the fiscal year ended August 31:

           2003......................................... $ 3,364,922
           2002......................................... $ 5,135,410
           2001......................................... $ 2,443,000




  Class B Shares (paid to PFS and/or PFSI)

   For the fiscal year ended August 31:

           2003......................................... $ 1,200,078
           2002......................................... $   954,410
           2001......................................... $   406,714




  Class L Shares (paid to CGM)

   For the fiscal year ended August 31:

           2003......................................... $   194,000
           2002......................................... $   520,000
           2001......................................... $   412,000




   When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The fund's Board of Directors has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the investment advisory and distribution agreements for continuance.

Distribution Arrangements

   To compensate CGM and PFS Distributors for the services they provide and for the expenses they bear under the Distribution Agreements, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act. The only Classes of shares being offered for sale through PFS Distributors are Class A shares and Class B shares. Under the Plan, CGM is paid a fee with respect to shares of the fund sold through CGM, and PFS Distributors is paid a fee with respect to shares of the fund sold through PFS Distributors. Under the Plan, the fund pays CGM or PFS Distributors (who pays its Registered Representatives), as the case may be, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays CGM a distribution fee with respect to the Class B and Class L shares (and pays PFS Distributors with respect to Class A and B shares) to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payment to and expenses of Smith Barney Financial Consultants, PFSI Registered Representatives, and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of CGM and PFS Distributors associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the fund's average daily net assets attributable to the shares of the respective Class.

   The following service and distribution fees were incurred by the fund pursuant to the Plan during the periods indicated:


                        Fiscal Year   Fiscal Year   Fiscal Year
                       Ended 8/31/01 Ended 8/31/02 Ended 8/31/03
                       ------------- ------------- -------------
               Class A  $ 4,507,080   $ 4,949,065   $ 4,693,099
               Class B  $16,866,559   $18,846,275   $16,623,807
               Class L  $10,051,715   $13,226,346   $11,597,267


   PFS Distributors and CGM each will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plan and may be paid from amounts received by CGM from the fund under the Plan.


   For the fiscal year ended August 31, 2003, CGM incurred distribution expenses totaling $54,906,584, consisting of:


Smith Barney
 Financial
 Consultant           Branch                   Advertising                 Printing                   Interest
Compensation         Expenses                    Expense                    Expense                    Expense
------------ -------------------------  -------------------------  -------------------------  -------------------------
$34,299,680         $12,479,183                $3,110,455                   $29,328                  $4,987,938

   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the Directors, including all of the Independent Directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act). Pursuant to the Plan, CGM and PFS Distributors will provide the Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Portfolio Transactions

   The manager arranges for the purchase and sale of the fund's securities and selects brokers and dealers (including CGM) which, in its best judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. The manager may select brokers and dealers that provide it with research services and may cause the fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including CGM, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the manager to supplement its own research and analysis.

   Decisions to buy and sell securities for the fund are made by the manager, subject to the overall supervision and review of the fund's Board of Directors. Portfolio securities transactions for the fund are effected by or under the supervision of the manager.

   Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.


   In executing portfolio transactions and selecting brokers or dealers, it is the fund's policy to seek the best overall terms available. The manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The manager receives research, statistical and quotation services from several broker-dealers with which it places the fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the manager exercises investment discretion. Conversely, the fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The manager's fee under the investment advisory agreement is not reduced by reason of its receiving such brokerage and research services. The manager may cause the fund to pay a broker that provides brokerage and research services to the manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. CGM will not participate in commissions from brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. For the fiscal year ended August 31, 2003, the fund paid $107,500 in commissions on brokerage transactions totaling $18,494,845 directed to brokers because of research services provided.


   The fund has paid the following in brokerage commissions for portfolio transactions:



                                                                 % of Total
                                                                Dollar Amount
                                                  % of Total   of Transactions
                                                  Brokerage       Involving
                        Total     Commissions    Commissions     Commissions
  Fiscal Year Ending  Brokerage   Paid to CGM    Paid to CGM     Paid to CGM
      August 31:     Commissions and Affiliates and Affiliates and Affiliates
  ----------------------------------------------------------------------------
         2001        $2,182,563     $160,749         7.37%          8.05%
  ----------------------------------------------------------------------------
         2002        $2,183,891     $ 47,125         2.16%          0.83%
  ----------------------------------------------------------------------------
         2003        $  875,142     $      0            0%             0%

   For the fiscal year ended August 30, 2003, the fund held the following securities issued by its regular broker-dealers:



                 Issuer                        Number of Shares
                 ------                        ----------------
                 The Goldman Sachs Group Inc..    30,000 common
                 Lehman Brothers Holdings Inc. 5,000,000 common
                 Merrill Lynch & Co., Inc..... 4,400,000 common
                 Neuberger Berman Inc......... 3,668,000 common


   In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the fund's Board of Directors has determined that any portfolio transaction for the fund may be executed through CGM or an affiliate if, in the manager's judgment, the use of CGM or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, CGM or the affiliate charges the fund a commission rate consistent with those charged by CGM or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, CGM may directly execute such transactions for the fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized CGM to effect such transactions; and (b) CGM annually advises the fund of the aggregate compensation it earned on such transactions.

   Even though investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the kind made by the fund also may be made by those other accounts. When the fund and one or more accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the fund.

   The fund will not purchase securities during the existence of any underwriting or selling group relating to securities of which an affiliate of the manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Custodian and Transfer Agent

   State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 ("State Street"), serves as the custodian of the fund. Under the custody agreement with the fund, State Street holds the fund's portfolio securities and keeps all necessary accounts and records. For its services, State Street receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

   Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the fund.

   PFPC Global Fund Services, whose address is P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as a sub-transfer agent to the fund to render certain shareholder record keeping and accounting services.

   The fund also has engaged the services of Primerica Shareholder Services as a sub-transfer agent for PFSI accounts. This sub-transfer agent is located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001.

Counsel and Auditors

   Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the fund.

   Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the fund's Independent Directors.


   KPMG LLP, 757 Third Avenue, New York, New York 10017, serves as independent auditors to examine and report on the fund's financial statements for the fiscal year ending August 31, 2004.


                              PURCHASE OF SHARES

General

   Investors may purchase shares from a Smith Barney Financial Consultant or a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify which Class is being purchased. CGM and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at a sub-transfer agent are not subject to a maintenance fee.

   Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by CGM, and board members of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the applicable sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the applicable sub-transfer agent.


   Purchase orders received by the fund or a Smith Barney Financial Consultant prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Smith Barney Financial Consultant prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund's agent prior to its close of business. For shares purchased through a Service Agent purchasing through CGM, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.


   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or a sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

   The following Classes of shares are available for purchase. See a prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                                                  Dealers'
                      Sales Charge as a % Sales Charge as a % Reallowance as %
 Amount of Investment   Of Transaction    Of Amount Invested  Of Offering Price
 -------------------- ------------------- ------------------- -----------------
  Less than $25,000..        5.00%               5.26%              4.50%
  $25,000--$49,999...        4.25%               4.44%              3.83%
  $50,000--$99,999...        3.75%               3.90%              3.38%
  $100,000--$249,999.        3.25%               3.36%              2.93%
  $250,000--$499,999.        2.75%               2.83%              2.48%
  $500,000--$999,999.        2.00%               2.04%              1.80%
  $1,000,000 or more.           0*                  0*                 0*

--------
* Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to CGM, which compensates Service Agents whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a Director or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.


   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2004 purchases of Class L shares by investors who were holders of Class C shares of the fund on June 12, 1998 will not be subject to the 1.00% initial sales charge.


   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).



Sales Charge Waivers and Reductions


   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and

(ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Smith Barney Financial Consultant's employment with CGM), on the condition that the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from, or proceeds from a sale of, a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement; (j) "K" Choice purchases of Class A shares by Section 403(b) or
Section 401(a) or (k) accounts associated with CitiStreet Retirement Programs;
(k) accounts associated with "K" Choice; (l) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (m) purchases by Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; (n) purchases by executive deferred compensation plans participating in the Citigroup Global Markets Inc. ExecChoice program; and (o) purchases by investors through third-party Section 529 college savings plans. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.





   Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of a Fund through an omnibus account.


   Right of Accumulation. Class A shares of the fund may be purchased by "any person" at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Smith Barney Financial Consultant or the transfer agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney

Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within thirteen months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, as applicable, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Smith Barney Financial Consultant or the transfer agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

   Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

   Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

           Year Since Purchase Payment Was Made Deferred sales charge
           ------------------------------------ ---------------------
                   First.......................         5.00%
                   Second......................         4.00
                   Third.......................         3.00
                   Fourth......................         2.00
                   Fifth.......................         1.00
                   Sixth and thereafter........         0.00


   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.


   In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to CGM.

   To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge




   The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption. Finally, the Deferred Sales Charge on redemptions of Class A shares will be waived for redemptions from third-party
Section 529 college savings plans.




   Deferred Sales Charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Smith Barney Funds Retirement Program

   The fund offers Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   The class of shares you may purchase depends on the amount of your initial investment:

   Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

   Class L Shares. Class L shares may be purchased by plans investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances.

   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualified or the end of the eighth year.

   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

   For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class L exchange privileges applicable to their plan.

Volume Discounts

   The schedule of sales charges on Class A shares described in the applicable prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith Barney Financial Consultant or a Service Agent.


Share Certificates



   The fund does not issue share certificates unless a written request signed by all registered owners is made to the applicable sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.


                           PFS INVESTMENTS ACCOUNTS

   The fund offers two Classes of shares to investors purchasing through PFSI:
Class A shares and Class B shares.

   Initial purchases of shares of the fund must be made through a PFSI Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to Primerica Shareholder Services. In processing applications and investments, Primerica Shareholder Services acts as agent for the investor and for PFSI and also as agent for the distributor, in accordance with the terms of the applicable prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open.

   Shares purchased will be held in the shareholder's account by Primerica Shareholder Services. A shareholder that has insufficient funds to complete any purchase may be charged a fee of up to $30 per returned purchase check by Primerica Shareholder Services.

   Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts). Subsequent investments of at least $50 may be made for each Class. For the fund's Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, Board members of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or a sub-transfer agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.


   Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFSI Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.


   Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow subsequent investments by telephone by any person in his or her account, the shareholder should decline the telephone transaction option on the account application. The minimum subsequent investment by telephone is $50 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

   An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder's request.

   Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

Determination of Public Offering Price

   The fund offers its shares on a continuous basis. The public offering price for a Class A, Class B and Class Y share of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000 is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The public offering price for a Class L share includes a 1.00% initial sales charge. A Deferred Sales Charge is imposed on certain redemptions of Class B shares, and on Class L shares and Class A shares (purchased in amounts exceeding $500,000) redeemed within one year of purchase.

                             REDEMPTION OF SHARES

   The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund's shareholders.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the applicable sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.


   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to 15 days.


Distributions in Kind


   If the Board of Directors of the fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "share price" in the fund's prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.


CGM Accounts

   Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:

      Smith Barney Aggressive Growth Fund Inc.
      Class A, B, L or Y (please specify)
      c/o PFPC Global Fund Services
      P.O. Box 9699
      Providence, RI 02940-9699

   A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.


   The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.


   Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by a sub-transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the fund.)

   Redemptions. Redemption requests of up to $50,000 of any Class or Classes of shares of the fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open. Redemptions of shares for which certificates have been issued are not permitted under this program.

   A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. Eastern time on any day on which the NYSE is open.

   Additional Information Regarding Telephone Redemption and Exchange
Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

PFS Investments Accounts

   Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to a sub-transfer agent, Primerica Shareholder Services, at P.O. Box 9662,

Providence, Rhode Island, 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445,
Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

   The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. Signatures must be guaranteed in the following circumstances: the proceeds of the redemption exceed $50,000; the proceeds are not paid to the record owner(s) at the record address; the shareholder has had an address change within 30 days of the shareholder's redemption request; or the shareholder is a corporation, sole proprietor, partnership, trust or fiduciary. Signature guarantees generally must be made by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

   Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time to obtain the proper forms.

   A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem shares from his or her account as long as the shareholder has authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his or her account, the shareholder should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c) the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of an individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above.

   Redemption proceeds can be sent by check to the shareholder's address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the ACH. Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to

November 7, 1994, any applicable Deferred Sales Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a Deferred Sales Charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, (not applicable to PFSI accounts) as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the applicable sub-transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Smith Barney Financial Consultant or one of the fund's sub-transfer agents. A shareholder who purchases shares directly through a sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month (not applicable to PFSI accounts) to be eligible for participation beginning with that month's withdrawal.

                              VALUATION OF SHARES

   The net asset value per share of the fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class will differ. The following is a description of the procedures used by the fund in valuing its assets.

   Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day, or, if market quotations for these securities are not readily available, at fair value, as determined in good faith by the fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the fund's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be valued at fair value as determined in good faith by the fund's Board of Directors.

                              EXCHANGE PRIVILEGE

   Except as noted below and in the prospectus, shareholders of certain Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The Deferred Sales Charge (if any) will continue to be measured from the date of a shareholder's original purchase of shares subject to a Deferred Sales Charge. If the fund exchanged into has a higher Deferred Sales Charge, the shareholder will be subject to that charge. If a shareholder exchanges at any time into a fund with a lower charge, the sales charge will not be reduced. Please note specific exchange requirements as follows:

      A. Class A and Class Y shares of the fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney mutual funds.

      B. Class B shares of the fund may be exchanged without a sales charge. Class B shares of the fund exchanged for Class B shares of another Smith Barney mutual fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

      C. Class L shares of the fund may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class L shares of the fund exchanged for Class L shares of another Smith Barney mutual fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

   The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant or a Service Agent.


   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. CGM and PFS Distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders. As stated in the prospectus, the exchange privilege is limited.



   Additional Information Regarding the Exchange Privilege. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.


   During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

                               PERFORMANCE DATA


   From time to time, the fund may advertise its total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this SAI, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The fund may also include comparative performance information in advertising or marketing the fund's shares. Such performance information may include data from Lipper and other financial publications.


   From time to time, the fund may quote its total return in advertisements or in reports and other communications to shareholders. Such performance information may be included in the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

Average Annual Total Return

   "Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P(1 + T)/n/ = ERV

      Where: P   =   a hypothetical initial payment of $1,000
             T   =   average annual total return
             n   =   number of years
             ERV =   Ending Redeemable Value of a hypothetical $1,000
                     investment made at the beginning of a 1-, 5- or 10-year
                     period at the end of the 1-, 5- or 10-year period (or
                     fractional portion thereof), assuming reinvestment of all
                     dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

Aggregate Total Return

   "Aggregate total return" figures represent the cumulative change in the value of an investment in the Class for the specified period and are computed by the following formula:

                                    ERV - P
                                    -------
                                       P

      Where: P   =   a hypothetical initial payment of $10,000
             ERV =   Ending Redeemable Value of a hypothetical $10,000
                     investment made at the beginning of a 1-, 5- or 10-year
                     period at the end of the 1-, 5- or 10-year period (or
                     fractional portion thereof), assuming reinvestment of all
                     dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

   The total returns below show what an investment in the fund would have earned over a specified period of time (one, five or ten years and since inception) without assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the fund were invested on the reinvestment dates during the period, less all recurring fees. The following chart reflects the financial performance of the fund through the one, five and ten year periods ended August 31, 2003 and since inception:




                                 Total Returns


                                          5                 10                  Since
                                        Year       5       Year        10     Inception   Since
                                  1    Average    Year    Average     Year     Average  Inception
                          Class  Year  Annual  Cumulative Annual   Cumulative  Annual   Cumulative
                          ----- -----  ------- ---------- -------  ---------- --------- ----------
Inception: 10/24/83......   A   25.90%  19.04%   139.00%  15.40%     318.92%    14.23%   1,302.98%
Inception: 11/6/92.......   B   24.90   18.08    129.51   14.49      286.85     14.73      342.28
Inception: 5/13/93.......   L   24.98   18.14    130.15   14.54      288.55     15.25      331.37
Inception: 10/12/95*.....   Y   26.42   19.47    143.43     n/a         n/a     14.47      178.74



--------



* Performance begins January 30, 1996 since all Class Y shares were redeemed during November 1995 and new shares were not purchased until January 30, 1996.



   The total returns below show what an investment in the fund would have earned over a specified period of time (one, five or ten years or since inception) assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the fund were invested on the reinvestment dates during the period, less all recurring fees. The average annual total return is derived from this total return, which provides the ending redeemable value. The following chart reflects the financial performance of the fund through the one, five and ten year periods ended August 31, 2003 and since inception:




                                 Total Returns


                                          5                 10                  Since
                                        Year       5       Year        10     Inception   Since
                                       Average    Year    Average     Year     Average  Inception
                          Class 1 Year Annual  Cumulative Annual   Cumulative  Annual   Cumulative
                          ----- ------ ------- ---------- -------  ---------- --------- ----------
Inception: 10/24/83......   A   19.60%  17.82%   127.03%  14.81%     298.00%    13.93%   1,232.83%
Inception: 11/6/92.......   B   19.90   17.97    128.51   14.49      286.85     14.73      342.28
Inception: 5/13/93.......   L   22.74   17.90    127.81   14.42      284.62     15.14      327.13
Inception: 10/12/95+.....   Y*  26.42   19.47    143.43     n/a         n/a     14.47      178.74



--------



*  Class Y shares do not incur sales charges or Deferred Sales Charges.

+ Performance begins January 31, 1996 since all Class Y shares were redeemed during November 1995 and new shares were not purchased until January 31, 1996.

   It is important to note that the average annual total return and aggregate total return formulas set forth above are based on historical earnings and are not intended to indicate future performance.

   Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class's performance for any specified period in the future. Because the performance will vary, it may not provide a basis for comparing an investment in a Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                            P(1 + T)/n/ = ATV\\D \\

Where: P        =   a hypothetical initial payment of $1,000.
       T        =   average annual total return (after taxes on distributions).
       n        =   number of years.
       ATV\\D\\ =   ending value of a hypothetical $1,000 investment made at
                    the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion
                    thereof), after taxes on fund distributions but not after
                    taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                            P(1 + T)/n/ = ATV\\DR\\

Where: P         =   a hypothetical initial payment of $1,000.
       T         =   average annual total return (after taxes on distributions
                     and redemption).
       n         =   number of years.
       ATV\\DR\\ =   ending value of a hypothetical $1,000 investment made at
                     the beginning of the 1-, 5- or 10-year period at the end
                     of the 1-, 5- or 10-year period (or fractional portion
                     thereof), after taxes on fund distributions and
                     redemption.


                                     TAXES


   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments


   The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that the fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of
(i) 90% of its "investment company taxable income, (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.



   The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.



   If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.



   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund's investments.


Taxation of U.S. Shareholders

   Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

   The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

   Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.


   Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.


   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

   If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Dividends and distributions paid by the fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.


   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.


   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will ends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.



   Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.


   Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes



   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.



   The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.


                            ADDITIONAL INFORMATION

   The fund was incorporated in the State of Maryland on May 12, 1983 and is registered with the SEC as a diversified, open-end management investment company.


   The fund offers shares of common stock currently classified into four Classes, A, B, L, and Y. Each Class represents an identical pro rata interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class pursuant to a plan adopted by the fund pursuant to Rule 12b-1 under the 1940 Act; (d) the expenses allocable to each Class; (e) voting rights on matters exclusively affecting a single class; (f) the exchange privileges of each Class; and (g) the conversion feature of shares of Class B. The fund's Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.


   As permitted by Maryland law, there normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders' meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the fund. At such a meeting, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of the fund have declared that the Director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.


   As used in the prospectus and this SAI, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund (or the affected Class) or
(b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the fund (or the affected Class) are represented at the meeting in person or by proxy. A Class shall be deemed to be affected by a matter unless it is clear that the interests of each Class in the matter are identical or that the matter does not affect any interest of the Class. The approval of Directors or independent auditors would be effectively acted upon with respect to the fund only if approved by a "vote of a majority of the outstanding voting securities" of the fund; however, the approval of a Rule 12b-1 distribution plan that is submitted to shareholders may be effectively acted upon by a vote of the holders of a majority of all fund shares voting with regard to Class.



   Annual and Semi-Annual Reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

                             FINANCIAL STATEMENTS


   The Fund's Annual Report for the fiscal year ended August 31, 2003 (filed on October 31, 2003; EDGAR Accession Number 0001193125-03-070866) is incorporated into this Statement of Additional Information by reference in its entirety.


                               OTHER INFORMATION

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds
   Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds
   We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray
   Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                  APPENDIX A


                     Proxy Voting Policies and Procedures


   The Board of Directors of the fund have delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the "Manager"). The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.


   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

PART A - PROSPECTUS


PART B - STATEMENT OF ADDITIONAL INFORMATION


PART C OTHER INFORMATION

Item 23.  Exhibits

All references are to the Registrant's registration statement on Form N-1A (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on June 5, 1983 (File Nos. 284199 and 811-3762).

(a)(1) Registrant's Articles of Incorporation dated May 12, 1983 and Articles of Amendment dated May 27, 1983, October 3, 1983, May 20, 1988, November 5, 1992 and July 30, 1993, respectively, are incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on October 28, 1993 ("Post-Effective Amendment No. 15 to the Registration Statement filed on October 28, 1993 ("Post-Effective Amendment No. 15").

(a)(2) Articles of Amendment dated October 14, 1994, Form of Articles Supplementary and Form of Articles of Amendment filed December 28,1995 ("Post-Effective Amendment No. 18).

(a)(3) Articles of Amendment dated June 1, 1998 incorporated by reference to the Post-Effective Amendment No. 21.

(b)(1) Registrant's By-Laws are incorporated by reference to the Registration Statement.

(b)(2) Amendments dated January 27, 1987, October 22, 1987 and October 20, 1988 to By-Laws are incorporated by reference to Post-Effective Amendment No. 9.

(b)(3) Amended and Restated By-Laws are filed herewith.

(c) Registrant's form of stock certificates for Class A, Class B, Class C and Class Y shares are incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on October 23, 1992 ("Post-Effective Amendment No. 14"). to the Registration Statement.

(d) Investment Advisory Agreement between the Registrant and Smith Barney Asset Management Division of Smith Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 15.

(e)(1) Distribution Agreement between the Registrant and Smith Barney Inc. is incorporated by reference to the Post-Effective Amendment No. 15.

(e)(2) form of Distribution Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to the Post-Effective Amendment No. 21.

(e) (3) form of Broker Dealer Contract between the Registrant and CFBDS, Inc. is incorporated by reference to the Post-Effective Amendment No. 22.

(e) (4) Form of distribution Agreement with Salomon Smith Barney Inc. is incorporated by reference to the Post-Effective Amendment No. 24.

(e) (5) Form of distribution Agreement with PFS Distributors, Inc is incorporated by reference to the Post-Effective Amendment No. 24.

(f) Not Applicable.

(g) (1) Custodian Agreement between the Registrant and PNC Bank, National Association ("PNC Bank") is incorporated by reference to Pre-Effective Amendment No. 1.

(g) (2) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 26.

(h) (1) Transfer Agency Agreement dated August 2, 1993, between the Registrant and First Data Investors Services Group, Inc., is incorporated by reference to Post-Effective Amendment No. 16, filed on January 1, 1994 ("Post-Effective Amendment No. 16").

(h)(2) Administration Agreement dated April 21, 1994, between the Registrant and Smith Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 20.

(h)(3) Transfer Agency Agreement between Registrant and Citi Fiduciary Trust is incorporated by reference to the Post-Effective Amendment No.24.

(h)(4) Sub-Transfer Agency Agreement with PFPC Global Fund Services is incorporated by reference to the Post-Effective Amendment No. 24.

(i) Opinion of Robert A. Vegliante Assistant Secretary of the Fund filed with the Registrants Rule 24F-2 Notice is incorporated by reference.

(j) Auditors' Consent is filed herewith.

(k) Not Applicable.

(l) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated by reference to Pre-Effective Amendment No. 1.

(m)(1) Amended Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant and Smith Barney Inc. ("Smith Barney") filed on December 28, 1995 (Post-Effective Amendment No. 18).

(m)(2) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant is incorporated by reference to Post-Effective Amendment No. 21.

(m)(3) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 with Salomon Smith Barney Inc. and PFS Distributors, Inc. is incorporated by reference to the Post-Effective Amendment No. 24.

(n) Not Applicable

(o) Form of Plan pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 21.

(p)(1) Code of Ethics of the Fund and the Adviser is incorporated by reference to the Post-Effective Amendment No. 24.

(p)(2) Code of Ethics of Salomon Smith Barney is incorporated by reference to Post-Effective Amendment No. 26.

(p)(3) Code of Ethics of PFS is incorporated by reference to Post-Effective Amendment No. 27.


Item 24.

None.

Item 25.  Indemnification

Under the Registrant's corporate charter and Maryland law, directors and officers of the Registrant are not liable to the Registrant or its stockholders except for receipt of an improper personal benefit or active and deliberate dishonesty. The Registrant's corporate charter requires that it indemnify its directors and officers against liabilities unless it is proved that a director or officer acted in bad faith or with active and deliberate dishonesty or received an improper personal benefit. These Indemnification provisions are subject to the limitation under the Investment Company Act of 1940, as amended, that no director or officer may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his office.

Item 26. Business and Other Connections of Investment Adviser

Investment Adviser - - Smith Barney Fund Management LLC ("SBFM")

SBFM was incorporated in December 1968 under the laws of the State of Delaware. On September 21, 1999, SBFM was converted into a Delaware Limited Liability Company. SBFM is a wholly owned subsidiary of Citigroup Global Markets Inc. which in turn is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

The list required by this Item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBFM pursuant to the Advisers Act (SEC File No. 801-8314).

Item 27. Principal Underwriters

(a) Citigroup Global Markets Inc. ("CGM")(formerly Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for Smith Barney Trust II, Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, and Citi Institutional Cash Reserves. CGM is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

CGM is also the distributor for the following funds: Salomon Brothers New York Tax Free Bond Fund, Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers Mid Cap Fund, Smith Barney Allocation Series Inc., Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

(c) Not applicable.

Item 28.  Location of Accounts and Records.

(1)       Citigroup Global Markets Inc.
          388 Greenwich Street
          New York, New York 10013

(2)       Smith Barney Aggressive Growth Fund Inc.
          125 Broad Street
          New York, New York 10004

(3)       Smith Barney Fund Management LLC.
          399 Park Avenue
          New York, New York 10022

(4)       State Street Bank and Trust Company
          225 Franklin Street
          Boston, MA 02110

(5)       Citicorp Trust Bank, fsb
          125 Broad Street
          New York, New York 10004

(6)       PFPC Global Fund Services
          P.O. Box 9699
          Providence RI 02940-9699

(7)       PFS Distibutors Inc.
          3100 Breckinridge Blvd.
          Building 20
          Duluth, GA 30099-0062

Item 29.  Management Services.

Not Applicable.

Item 30.  Not Applicable.

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, SMITH BARNEY AGGRESSIVE GROWTH FUND INC., certifies that it meets all requirements for effectiveness of this registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 29/th/ day of December, 2003.


                       SMITH BARNEY AGGRESSIVE GROWTH FUND INC.
                       By: /s/ R. Jay Gerken
                       R. Jay Gerken
                       Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                         Title                              Date

/s/ R. Jay Gerken*                Chairman of the Board              12/29/03
R. Jay Gerken                     (Chief Executive Officer)

/s/ Richard L. Peteka*            Treasurer                          12/29/03
Richard L. Peteka                 (Chief Financial Officer)

/s/ Paul R. Ades*                 Director                           12/29/03
Paul R. Ades

/s/ Herbert Barg*                 Director                           12/29/03
Herbert Barg

/s/ Dwight B. Crane*              Director                           12/29/03
Dwight B. Crane

/s/ Frank Hubbard*                Director                           12/29/03
Frank Hubbard

/s/ Ken Miller*                   Director                           12/29/03
Ken Miller

/s/ Jerome Miller*                Director                           12/29/03
Jerome Miller


*Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated September 20, 2002.

/s/ R. Jay Gerken
R. Jay Gerken

EXHIBITS

Exhibit No.            Description of Exhibits


(b)(3) Amended and Restated By-Laws
(j)    Auditors' Consent